Exhibit (99)(a)

POWER OF ATTORNEY

David A. Erne, whose signature appears below, does hereby constitute and appoint John M. Loder, Rajib Chanda, and Marian G. Fowler, each individually, his true and lawful attorneys and agents, with full power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable Artisan Partners Funds, Inc. (“Artisan Funds”), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (“Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all registration statements and any amendments to Artisan Funds’ registration statements on Form N-1A pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of Artisan Funds any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.

Dated: February 14, 2012	/s/ David A. Erne
David A. Erne

Exhibit (99)(a)

POWER OF ATTORNEY

Gail L. Hanson, whose signature appears below, does hereby constitute and appoint Alan G. Priest, John M. Loder, Rajib Chanda, and Marian G. Fowler, each individually, her true and lawful attorneys and agents, with full power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable Artisan Partners Funds, Inc. (“Artisan Funds”), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (“Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all registration statements and any amendments to Artisan Funds’ registration statements on Form N-1A pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of Artisan Funds any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.

Dated: January 19, 2012	/s/ Gail L. Hanson
Gail L. Hanson

Exhibit (99)(a)

POWER OF ATTORNEY

Thomas R. Hefty, whose signature appears below, does hereby constitute and appoint John M. Loder, Rajib Chanda, and Marian G. Fowler, each individually, his true and lawful attorneys and agents, with full power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable Artisan Partners Funds, Inc. (“Artisan Funds”), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (“Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all registration statements and any amendments to Artisan Funds’ registration statements on Form N-1A pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of Artisan Funds any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.

Dated: February 14, 2012	/s/ Thomas R. Hefty
Thomas R. Hefty

Exhibit (99)(a)

POWER OF ATTORNEY

Patrick S. Pittard, whose signature appears below, does hereby constitute and appoint John M. Loder, Rajib Chanda, and Marian G. Fowler, each individually, his true and lawful attorneys and agents, with full power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable Artisan Partners Funds, Inc. (“Artisan Funds”), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (“Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all registration statements and any amendments to Artisan Funds’ registration statements on Form N-1A pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of Artisan Funds any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.

Dated: February 14, 2012	/s/ Patrick S. Pittard
Patrick S. Pittard

Exhibit (99)(a)

POWER OF ATTORNEY

Howard B. Witt, whose signature appears below, does hereby constitute and appoint John M. Loder, Rajib Chanda, and Marian G. Fowler, each individually, his true and lawful attorneys and agents, with full power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable Artisan Partners Funds, Inc. (“Artisan Funds”), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (“Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all registration statements and any amendments to Artisan Funds’ registration statements on Form N-1A pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of Artisan Funds any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.

Dated: February 14, 2012	/s/ Howard B. Witt
Howard B. Witt

Exhibit (99)(a)

POWER OF ATTORNEY

Andrew A. Ziegler, whose signature appears below, does hereby constitute and appoint John M. Loder, Rajib Chanda, and Marian G. Fowler, each individually, his true and lawful attorneys and agents, with full power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable Artisan Partners Funds, Inc. (“Artisan Funds”), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (“Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all registration statements and any amendments to Artisan Funds’ registration statements on Form N-1A pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of Artisan Funds any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.

Dated: February 14, 2012	/s/ Andrew A. Ziegler
Andrew A. Ziegler